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                                                                EXHIBIT 10(jj)


                          RENEGOTIATION AND PAYMENT AGREEMENT



          THIS RENEGOTIATION AND PAYMENT AGREEMENT (the "Agreement") dated as of February 28, 1997 is entered into by and between SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("SBCC") and B-41 ASSOCIATES, L.P., a Delaware limited partnership ("B-41"):

                                   R E C I T A L S:


     A. SBCC and B-41 entered into a Note Purchase Agreement dated as of July 27, 1994, together with a number of security and other agreements which were entered into and delivered as of July 27, 1994.

      B. SBCC and B-41 have renegotiated the terms and conditions of the Note Purchase Agreement to the end that the long term contingent payment to be made by B-41 to SBCC thereunder has been converted to a sum certain to be paid by B-41 promptly.

   C. SBCC and B-41 are desirous of effecting final payment of all obligations of B-41 to SBCC and the termination of all existing contractual



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and business relationships between them and with respect to any entities affiliated with B-41.

          NOW THEREFORE, in consideration of the premises and of the terms and covenants herein contained, the parties hereto covenant and agree as follows:

          1. In consideration of the agreement of B-41 to make the payment contemporaneously with the execution of this Agreement, B-41 and SBCC agree that the remaining purchase price payable pursuant to Section 4 of the Note Purchase Agreement shall be fixed at $2,750,000.

          2. Annexed hereto as Exhibit B is the wire transfer payment instruction from SBCC.

          3. Immediately upon the timely initiation of the wire transfer of the renegotiated purchase price, (i) the Note Purchase Agreement and all exhibits, documents and agreements executed in connection therewith shall be terminated and of no further force or effect; and (ii) the following documents (the forms of each of which are annexed hereto), duly executed and acknowledged shall be delivered to the appropriate party:

               (a)  Releases (i) SBCC to B-41 et al.
                    (Exhibit A-1); (ii) B-41 to SBCC
                    (Exhibit A-2); (iii) York-Cogen
                    Partners, L.P. to SBCC (Exhibit A-3);
                    (iv) B-41 Management Corp. to SBCC
                    (Exhibit A-4); (v) York Research
                    Corporation to SBCC (Exhibit A-5).


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               (b)  Termination statements executed by SBCC
                    for (1) financing statement filed with
                    the New York Secretary of State as
                    document number 186087; (2) financing
                    statement with New York County
                    as document number 94PN41825; (3)
                    financing statement filed with the
                    Delaware Secretary of State as document
                    number 9412540; and (4) financing
                    statement filed with Kent County,
                    Delaware as document number 0003974.

               (c)  Termination of Collateral Assignment and
                    Security Agreement (Exhibit B).

               (d)  Termination of Agency Agreement (Exhibit
                    C).

               (e)  Termination of Proxy and Agreement
                    (Exhibit D).

               (f)  Revocation of Payment Instruction
                    (Exhibit E).

               (g)  Termination of Notice Agreement (Exhibit
                    F).

               (h)  Termination of Consent and Subordination
                    Agreement (Exhibit G).

               (i)  Termination of Pledge Agreement (Exhibit
                    H).

          4. SBCC and B-41 agree from time to time after the execution of this Agreement, to execute, acknowledge and deliver such other instruments, documents or other materials as are reasonably requested by either of them to further effectuate the consummation of the transactions contemplated hereby and, in particular, to effectuate the release of record of the security interests held by SBCC with respect to assets of B-41 and its affiliated entities and the termination of the contractual arrangements with

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other parties previously entered into with respect to the Note Purchase
Agreement.

         5. The Agreement and all documents delivered in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

           6. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN THE STATE OF NEW YORK BY RESIDENTS THEREOF AND TO BE PERFORMED IN SUCH STATE.

          7. Each party hereto waives any right it may have to a trial by jury in any action to enforce or defend any matter arising from or related to this Agreement.

         8. This Agreement inures to the benefit of B-41 and SBCC, their respective successors and permitted assigns, and is binding upon B-41 and SBCC and their respective successors and permitted assigns.

         9. If any one or more of the provisions of this Agreement, or any agreement or document executed in connection herewith, are held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other

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respect and of the remaining provisions of this Agreement, and any document or agreement executed in connection herewith, shall not be in any way impaired. In the event of a finding of such invalidity, illegality or unenforceability by a court of competent jurisdiction, the parties hereto express that it is their intention and desire that such court modify such provision to the minimum extent necessary to avoid such invalidity, illegality or unenforceability (provided such modification does not alter the purpose or intent of such provision).

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                SANWA BUSINESS CREDIT CORPORATION



                                By:   /s/ Thomas L. Hidder
                                   ---------------------------------
                                   Name:     Thomas L. Hidder
                                   Title:    Senior Vice President



                                B-41 ASSOCIATES, L.P.

                                By:  B-41 Management Corp.,
                                     its general partner



                                By:   /s/ Michael Trachtenberg
                                   ---------------------------------
                                   Name:     Michael Trachtenberg
                                   Title:    Vice President

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